Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

May 2, 2022

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D

ML of New York IRA Annuity - Registration No. 333-197164

ML of New York Investor Choice – IRA Series – Registration No. 333-197167

Commissioners:

Transamerica Financial Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended February 28, 2022, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Mailings:

The Growth Fund of America, Inc. SEC File No.: 811-00862

BlackRock Capital Appreciation Fund, Inc.SEC File No.: 811-06669

BlackRock Advantage SMID Cap Fund, Inc.SEC File No.: 811-08327

MFS Series Trust II-Growth Fund SEC File No.: 811-04777

MFS Series Trust IV-Mid Cap Growth Fund SEC File No.: 811-02594

MFS Series Trust I-Research International Fund SEC File No.: 811-04777

Oppenheimer Capital Appreciation Fund, SEC File No.: 811-03105

Oppenheimer Main Street Fund, SEC File No.: 811-05360

Templeton Growth Fund, Inc. SEC File No.: 811-04892

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (702) 488-7884.

Very truly yours,

/s/ Brian Stallworth
Brian Stallworth
Assistant Secretary